UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): November 30, 2012

PACIFIC CAPITAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35026 (Commission File Number)	95-3673456 (IRS Employer Identification No.)

c/o UnionBanCal Corporation 400 California Street San Francisco, CA 94104-1302 (Address of Principal Executive Offices)		93101 (Zip Code)

Registrant’s telephone number, including area code: (415) 765-2969

1021 Anacapa Street, 3rd Floor

Santa Barbara, California

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2012, pursuant to the terms of the Agreement and Plan of Merger, dated as of March 9, 2012 (the “Merger Agreement”), by and among UnionBanCal Corporation (“UNBC”), Pebble Merger Sub Inc. (“Merger Sub”), and Pacific Capital Bancorp (the “Company”), Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of UNBC (the “Merger”). Pursuant to an Agreement and Plan of Merger, dated as of December 1, 2012 by and between the Company and UNBC, on December 3, 2012, the Company will merge with and into UNBC, with UNBC surviving.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the Company notified The Nasdaq Global Select Market (“Nasdaq”) on November 30, 2012 of such consummation and requested that Nasdaq file a Notification of Removal from Listing on Form 25 with the U.S. Securities and Exchange Commission to report that the shares of the Company’s common stock are no longer listed on Nasdaq.

Item 3.03 Material Modification to Rights of Security Holders

Under the terms of the Merger Agreement, each outstanding share of the Company’s common stock was converted into the right to receive $46.00 in cash, without interest and less any applicable withholding taxes, other than shares owned by UNBC, the Company or any direct or indirect wholly owned subsidiary of UNBC or the Company (subject to certain exceptions), which shares were cancelled without payment.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 12, 2012, and which is incorporated herein by reference.

The information set forth in Items 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.01 Changes in Control of Registrant

As a result of the Merger, a change in control of the Company occurred, and Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of UNBC. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 5.01.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

At the effective time of the Merger, the certificate of incorporation and the bylaws of the Company were amended and restated as set forth in Exhibit 3.1 and Exhibit 3.2 hereto, respectively, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Pacific Capital Bancorp.

3.2	Amended and Restated Bylaws of Pacific Capital Bancorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP

Date: December 3, 2012	By:	/s/ John F. Woods
	Name:	John F. Woods
	Title:	Chairman and President

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Pacific Capital Bancorp.

3.2	Amended and Restated Bylaws of Pacific Capital Bancorp.